Exhibit 10.42
COMMUNICATIONS INFRASTRUCTURE INVESTMENTS, LLC
FIFTH AMENDMENT TO VESTING AGREEMENT
This Fifth Amendment to Vesting Agreement (the “Fifth Amendment”) is effective as of June 1, 2011 and amends that certain Vesting Agreement by and among Communications Infrastructure Investments, LLC, a Delaware limited liability company (the “Company”), Daniel P. Caruso (the “Executive”) and the Founder Investors (as defined therein), dated as of December 31, 2007, as has been amended (the “Vesting Agreement”).
Recitals
Whereas, pursuant to Section 6.7 of the Vesting Agreement, the Vesting Agreement may be modified or amended at any time and from time to time with the written consent of the Executive, the Founder Investors and the Company; and
Whereas, the undersigned constitute all of the Executive, the Founder Investors and the Company.
Now, Therefore, the Vesting Agreement is hereby amended as follows:
1. Section 3.2 (Executive Common Units) of the Vesting Agreement shall be amended to include the following additional subparagraph:
(e) For the Executive Common Units issued as Class E Common Units on June 1, 2011 (as designated on Schedule A attached hereto) (the “Class E Executive Common Units”), the Founder Common Investor(s) identified on Schedule A shall vest into such Class E Executive Common Units as follows: The Class E Common Units vesting start date is May 15, 2011 (the “Class E Vesting Start Date”). The issuance date is June 1, 2011 (the “Issuance Date”). The vesting end date is May 15, 2014 (the “Vesting End Date”). On May 15, 2012 (the “First Vesting Date”), six hundred and sixty nine thousand and one hundred and forty two (669,142) of the Class E Executive Common Units shall vest and thereafter, on a monthly basis measured from the First Vesting Date through the Vesting End Date, a number of Class E Executive Common Units equal to 1/36 of the aggregate number of Class E Executive Common Units shall vest. The Common Unit Threshold E, as that term is defined in the LLC Agreement and as it relates to the Class E Executive Common Units hereunder, shall be $75,000,000.00. Such Class E Executive Common Units shall receive distributions from the Company pursuant to the LLC Agreement when the aggregate distributions previously made with respect to Issued Common Units pursuant to the LLC Agreement are equal to or greater than such Common Unit Threshold E.

2. Schedule A to the Vesting Agreement shall be replaced with the Schedule A attached hereto, and shall be effective as of the date hereof.
3. Except as set forth in this Fifth Amendment, the Vesting Agreement shall remain unchanged and in full force and effect.
4. This Fifth Amendment may be executed in one or more counterparts and/or by facsimile, each of which shall be deemed an original and all of which taken together shall constitute one instrument.
5. This Fifth Amendment will be governed by and construed according to the laws of the State of Colorado as such laws are applied to agreements entered into and to be performed entirely within Colorado between Colorado residents.
6. Capitalized terms not defined herein shall have the meaning given to them in the Vesting Agreement.
[Remainder of Page Intentionally Blank]

In Witness Whereof, the parties have executed this Fifth Amendment as of the date first above written.

Communications Infrastructure Investments, LLC

By:	/s/ Scott Beer
Name: Scott Beer
Title: General Counsel

EXECUTIVE:

/s/ Daniel P. Caruso

Daniel P. Caruso

FOUNDER INVESTORS:

Bear Investments, LLLP

By:	/s/ Daniel P. Caruso

Daniel P. Caruso
General Partner

Bear Equity, LLC

By:	/s/ Daniel P. Caruso

Daniel P. Caruso
Manager

/s/ Daniel P. Caruso

Daniel P Caruso, individually
Signature Page
Fourth Amendment to Vesting Agreement

Schedule A
Executive Common Units

Number of
Executive
Entity	Common Units
Class A Common Units:
Issued as of December 31, 2007:
Bear Investments, LLLP	7,470,834
Daniel P. Caruso	2,490,277

Issued as of March 21, 2008:
Bear Investments, LLLP	2,805,555
Daniel P. Caruso	2,805,556

Total Class A Common Units	15,572,222

Class B Common Units:
Issued as of October 20, 2009:
Bear Investments, LLLP	0
Daniel P. Caruso	2,300,000

Issued as of March 19, 2010:
Bear Investments, LLLP	1,300,000
Daniel P. Caruso	0

Total Class B Common Units	3,600,000

Class D Common Units:
Issued as of January 24, 2011:
Bear Investments, LLLP	8,096,118
Daniel P. Caruso	0

Total Class D Common Units	8,096,118

Class E Common Units:
Issued as of June 1, 2011:
Bear Investments, LLLP	2,007,425
Daniel P. Caruso	0

Total Class E Common Units	2,007,425

Total Executive Common Units	29,275,765